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                                                                   EXHIBIT 10.29


                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


                  THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") is made as of February 6, 2004 by and among ALION SCIENCE AND TECHNOLOGY CORPORATION (the "Borrower"), the institutions listed on the signature pages hereof (the "Lenders"), and LASALLE Bank National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent") under that certain Credit Agreement dated as of December 20, 2002 by and among the Borrower, the institutions from time to time parties thereto as lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

                  WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Administrative Agent and each Lender amend the Credit Agreement and waive the "Specified Defaults" (as defined below), in each case, on the terms and conditions set forth herein; and

                  WHEREAS, the Borrower, each Lender, and the Administrative Agent have agreed to amend the Credit Agreement and waive the Specified Defaults, in each case, on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

                  1. Amendments to the Credit Agreement. Effective as of December 19, 2003 and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:


        1.1. Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "BORROWING BASE (SENIOR DEBT)" thereof in its entirety and replacing it with the following:

                           "BORROWING BASE (SENIOR DEBT)" means, (i) for the
                  fiscal year ending September 30, 2003 and for the fiscal period ending December 31, 2003, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of (a) ninety percent (90%) of all billed Receivables from any Account Debtor (other than the Borrower, any


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                  Guarantor or an Affiliate of the Borrower or any Guarantor)
                  ("TOTAL BILLED RECEIVABLES") which are outstanding less than one hundred twenty-one (121) days from the date of original invoice as of such date, plus (b) sixty percent (60%) of Total Billed Receivables which are outstanding one hundred twenty-one (121) days or more from the date of original invoice, plus (c) seventy-five percent (75%) of all unbilled Receivables which may in accordance with Agreement Accounting Principles be included as current assets of the Borrower or any of its Subsidiaries notwithstanding that such amounts have not yet been billed, plus (d) fifty percent (50%) of net property, plants and equipment of the Borrower and its consolidated Subsidiaries as of such date determined in accordance with Agreement Accounting Principles, (ii) for the fiscal periods ending March 31, 2004, June 30, 2004 and September 30, 2004, an amount, as set forth on the most current Borrowing Base Certificate delivered to the Administrative Agent, equal to the sum of (a) ninety percent (90%) of the Net Amount of Eligible Receivables that are Eligible Billed Government Accounts Receivable as of such date, plus (b) eighty-five percent (85%) of the Net Amount of Eligible Receivables that are Eligible Billed Commercial Accounts Receivable as of such date, plus (c) sixty-five percent (65%) of the gross amount of Eligible Unbilled Government Receivables as of such date, and (iii) as of any date of determination thereafter, the Borrowing Base (Monthly).

        1.2. The Exhibit J to the Credit Agreement (Form of Borrowing Base Certificate) is amended by deleting Line VI thereof in its entirety and replacing it with the following:

                  VI. CALCULATION OF BORROWING BASE (SENIOR DEBT) FOR FISCAL YEAR ENDING SEPTEMBER 30, 2003 AND FOR THE FISCAL PERIOD ENDING DECEMBER 31, 2003

        1.3. The Exhibit J to the Credit Agreement (Form of Borrowing Base Certificate) is amended by deleting Line VII thereof in its entirety and replacing it with the following:

                  VII. CALCULATION OF BORROWING BASE (SENIOR DEBT) FOR FISCAL PERIODS ENDING MARCH 31, 2004, JUNE 30, 2004 AND SEPTEMBER 30, 2004

        1.4. Section 6.7(A) of the Credit Agreement is amended to delete the reference to "Section 6.20" and to substitute therefor a reference to "Section 6.21".

                  2. Waivers. Effective as of the date of this Amendment and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the parties hereby agree that (i) the Borrower's non-compliance with mandatory prepayment obligations of Section 2.5(B)(ii) of the Credit Agreement for the period commencing on December 19, 2003 through and including the date the conditions precedent set forth in Section 4 below shall have been satisfied and (ii) certain Defaults arising by virtue of the Borrower's failure to consummate the sale of the "Subject Investment" required under, and as such term is defined in, that certain Consent


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Memorandum, dated as of November 13, 2003, executed by the Required Lenders,
(such Defaults under clauses (i) and (ii) being herein, the "Specified Defaults") are hereby waived; provided, that, in the case of clause (ii) above, such sale of the "Subject Investment" shall have occurred on or before March 31, 2004.

                  3. Consent of the Administrative Agent and Acknowledgement of the Lenders. Effective as of December 19, 2003 and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Administrative Agent hereby consents, under Section 7.3(N) to the Credit Agreement, to the Borrower and its Subsidiary changing their fiscal year for accounting and tax purposes from a period consisting of 52/53 calendar weeks ending September 30 of each year to a period consisting of 12 months ending on the last day of September of each year; provided that, for purposes of the Credit Agreement and all other Loan Documents references to fiscal quarters ending on or about March 12, July 2, September 30, or December 17 shall mean March 31, June 30, September 30 and December 31, respectively; provided, further, that, each Lender hereby acknowledges and agrees to the foregoing.

                  4. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following:

        (a) duly executed originals of this Amendment from each of the Borrower, each Lender and the Administrative Agent;

        (b) duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Borrower's Subsidiaries identified thereon; and

        (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

                  5.       Representations and Warranties of the Borrower.

        (a) The Borrower hereby represents and warrants that this Amendment, the attached Reaffirmation and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and its Subsidiaries parties thereto and are enforceable against the Borrower and its Subsidiaries parties thereto in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

        (b) Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) no Default or Unmatured Default has occurred and is continuing.

                  6.       References to the Credit Agreement.




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        (a)       Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

        (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

                  8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  9. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]




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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                 ALION SCIENCE AND TECHNOLOGY
                                 CORPORATION, as Borrower


                                 By:   /s/ J. M. Hughes
                                     -------------------------------------------
                                   Name:  J. M. Hughes
                                   Title:    Senior Vice President and Chief
                                               Financial Officer



                                 LASALLE BANK NATIONAL
                                 ASSOCIATION, as Administrative Agent and as a Lender


                                 By:   /s/ Scott D. Parsons
                                     -------------------------------------------
                                   Name:  Scott D. Parsons
                                   Title:    Vice President




                                 NCB CAPITAL CORPORATION, as a Lender


                                 By:   /s/ Meg Shrum
                                     -------------------------------------------
                                   Name: Meg Shrum
                                   Title:    Vice President



                                 BRANCH BANKING & TRUST COMPANY,
                                 as a Lender


                                 By:   /s/ Gregg E. Dougherty
                                     -------------------------------------------
                                   Name:  Gregg E. Dougherty
                                   Title:    Senior Vice President





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                                 U.S. BANK NATIONAL ASSOCIATION, as a
                                 Lender


                                 By:   /s/ Timothy A. Fossa
                                     -------------------------------------------
                                   Name:  Timothy A. Fossa
                                   Title:    Vice President



                                 ORIX FINANCIAL SERVICES, INC., as a
                                 Lender


                                 By:   /s/ Christopher W. Coulomb
                                     -------------------------------------------
                                   Name:  Christopher W. Coulomb
                                   Title:    Vice President




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                                                                    ATTACHMENT A

                                  REAFFIRMATION

                  The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of December 20, 2002 by and among ALION SCIENCE AND TECHNOLOGY CORPORATION (the "Borrower"), the institutions from time to time parties thereto (the "Lenders"), and LASALLE Bank National Association, a national banking association, in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), which Amendment No. 1 is dated as of February 6, 2004 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  February 6, 2004


HUMAN FACTORS APPLICATIONS, INC.


By:   /s/ J. M. Hughes
    --------------------------------------
Name:  J. M. Hughes
Title:  Treasurer